UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 2, 2024

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

(513) 397-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01– ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 2, 2024, Cincinnati Bell Inc., an Ohio corporation (the “Company”), CBTS Borrower, LLC, a Delaware limited liability company (“Purchaser”), and, solely for certain purposes set forth in the Purchase Agreement (as defined below), CBTS LLC, a Delaware limited liability company, entered into an Equity Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser has agreed to acquire from the Company all of the issued and outstanding equity interests of CBTS LLC and CBTS Extended Territories LLC (the “Transaction”), which directly or indirectly hold all of the issued and outstanding equity interests in the subsidiaries of the Company that operate the Company’s IT services business and operations supporting enterprise business customers with technology solutions and services including application modernization, cybersecurity, IT consulting, cloud, unified communications, and infrastructure solutions (the “Business”).

The purchase price to be paid to the Company in connection with the Transaction is $670,000,000 million in cash (the “Purchase Price”), subject to certain adjustments as set forth in the Purchase Agreement.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including (i) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (ii) the receipt of any required consents or approvals from (a) the Committee on Foreign Investment in the United States, (b) the Federal Communications Commission and (c) certain state public utility commissions.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, the Company has agreed to operate the Business in the ordinary course of business in substantially the same manner as previously conducted and to, among other things, use commercially reasonable efforts to preserve substantially intact the business organizations, operations and goodwill of the Business.

The representations and warranties of the Company and Purchaser contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement.  In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by any other parties, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, (e) have been included in the Purchase Agreement for the purpose of allocating risk between the Company and Purchaser rather than establishing matters as facts and (f) will not survive consummation of the Transaction, except with respect to certain representations and warranties of the Company, which shall survive in accordance with the terms in the Purchase Agreement. Accordingly, the Purchase Agreement is included with this filing only to provide information regarding the terms of the Purchase Agreement, and not to provide any other factual information regarding the Company or Purchaser or their respective subsidiaries, affiliates or businesses. Third parties should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Purchaser or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.01– REGULATION FD DISCLOSURE

On February 6, 2024, the Company and Purchaser issued a joint press release announcing the entry into the Purchase Agreement (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which the Company operates and the beliefs and assumptions of the Company’s management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” “will,” “proposes,” “potential,” “could,” “should,” “outlook” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: uncertainties as to the timing of the sale of the Business and the risk that the Transaction may not be completed in a timely manner or at all; the possibility that any or all of the conditions to the consummation of the Transaction may not be satisfied or waived; the effect of the announcement or pendency of the Transaction on the Company’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; risks related to diverting management’s attention from the Company’s ongoing business operations; uncertainties as to the Company’s ability and the amount of time necessary to realize the expected benefits of the Transaction; changes in the economic and financial conditions of the Company’s business; uncertainties and matters beyond the control of management; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and, in particular, the risks discussed under the caption “Risk Factors” in Part II, Item 1A, and those discussed in other documents the Company filed with the SEC. Actual results may differ materially and adversely from those expressed in any forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

ITEM 9.01– FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
2.1*	Equity Purchase Agreement, dated as of February 2, 2024, among Cincinnati Bell Inc., CBTS Borrower, LLC and CBTS LLC.
99.1	Press Release, dated February 6, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*Schedules, exhibits and annexes to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules, exhibits and annexes upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: February 6, 2024	By:	/s/ Mary E. Talbott
		Name:	Mary E. Talbott
		Title:	Chief Legal Officer